Amendment to SALES AND PURCHASE AGREEMENT

As of December 01, 2015, the contract entitled SALES AND PURCHASE AGREEMENT between TRITON EMISSION SOLUTIONS, INC and LMS SHIPMANAGEMENT, INC will be changed as follows:

throughout the entire SALES and PURCHASE AGREEMENT will be changed to read as follows:

"it is agreed upon by both parties that any reference in previous agreements to Triton Emission Solutions' DSOX-15 is hereby replaced with Triton's next generation DSOX-20 fuel scrubbing technology."

These changes are the only changes to the original contract. The entire remainder of the original contract remains in full force.

This Amendment shall be signed on behalf of TRITON EMISSION SOLUTIONS, INC by ANDERS AASEN, CHIEF EXECUTIVE OFFICER and on behalf of LMS SHIPMANAGEMENT, INC by PETER JOHNSON, EXECUTIVE VICE PRESIDENT.  The Amendment shall be effective once signed by both parties.

Representative of TRITON EMISSION SOLUTIONS, INC

/s/ Anders Aasen	Dated: November 30, 2015
Name: ANDERS AASEN
Title: CHIEF EXECUTIVE OFFICER

Representative of LMS SHIPMANAGEMENT, INC

/s/ Peter Johnson	Dated: November 30, 2015
Peter Johnson
Executive Vice President
Title: Executive Vice President